UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172

Exact name of registrant as specified in charter:	World Funds Trust

Address of principal executive offices:	8730 Stony Point Parkway, Suite 205
Richmond, VA 23235

Name and address of agent for service	The Corporation Trust Co.,
Corporation Trust Center,
1209 Orange St.,
Wilmington, DE 19801

With Copy to:

John H. Lively
The Law Offices of
John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM
11300 Tomahawk Creek Parkway, Ste. 310
Leawood, KS 66211

Registrant’s telephone number, including area code:	(804) 267-7400

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Item #1. Reports to Stockholders.

INDEX	Global Strategic Income Fund

GLOBAL STRATEGIC INCOME FUND

Annual Report to Shareholders

For the Year Ended December 31, 2016

Management’s Discussion of Fund Performance as provided by Shikiar Asset Management, the Fund’s Sub-Advisor

January 25, 2017
Performance Review

For 2016, the Global Strategic Income Fund (the “Fund”) Class A returned -3.88%. The Fund’s foreign holdings are domiciled in nine distinct European countries whose annual returns ranged from 6.15% to -15.44%, with a median annual return of -3.66%. The MSCI Europe Index represents 15 countries and returned -0.40% for 2016. The S&P 500® Index returned 11.96% for 2016. The overall performance was negatively impacted by non-US holdings, which comprised 45% of the Fund at the end of 2016. We began 2016 with a total of thirty-five foreign securities with seventeen remaining at year-end, and we continue to prudently transition the portfolio as appropriate in order to achieve strategic diversification.

The top six countries represented in the Fund include: United States, United Kingdom, Switzerland, France, Denmark and the Netherlands. The five largest individual positions in the Fund as of December 31, 2016, were the following: Novo-Nordisk (NVO), Roche Holdings (RHHBY), Anadarko Petroleum (APC), Diageo (DEO) and Nestle (NSRGY). With an objective of maximizing total return, the Fund invests primarily in securities that pay dividends or other distributions, including common stocks, preferred stocks, fixed income securities of both U.S. and foreign domiciled companies, as well as selectively writing covered call stock options. Under normal circumstances, the Fund will be invested in at least three countries (one of which may be the United States) and will invest at least 40% of its net assets in securities of foreign companies (including depositary receipts). The Fund may invest in emerging markets securities. For these purposes, “foreign companies” are firms that are organized or generate a majority (greater than 50%) of their revenue outside the United States, or otherwise expose the assets of the Fund to the economic fortunes and risks of countries other than the United States.

The Fund will normally hold a core position of between approximately 30 and 60 securities. We invest the Fund’s assets opportunistically and tactically with the aim of providing capital appreciation, limiting volatility and providing income generation. Additionally, we allocate the Fund’s assets between equity securities and fixed income securities in a manner that it deems appropriate in light of market conditions, and as a result, the Fund may hold a significant percentage of its assets in equity or fixed income securities at any given time. With regard to the Fund’s equity investments, we utilize a “bottom-up” security selection process (meaning it focuses on the individual security rather than economic or market cycles or the industry in which the company operates) with a focus on in-depth, quantitative and qualitative primary research. As it relates to security selection for the Fund, we seek companies with the following attributes:

•	A proven track record of enhancing shareholder value
•	Growth in revenue and earnings
•	Leading market share and sustainable secular drivers
•	Strong balance sheet and free cash flow generation
•	Expanding gross, operating and net profit margins

•	Significant insider ownership
•	High standards of corporate governance and ethics
•	Prices trading at a discount to our calculation of net asset value

The following discussion highlights specific stocks those that provided the largest contribution to absolute performance and those that were the largest detractors for 2016. We hope that you find this useful and gain a greater understanding of how we invest your capital.

Top 3 Stocks that enhanced Absolute Performance:

Anadarko Petroleum (APC): As crude oil prices continue to gradually recover, high-quality exploration and production (E&P) companies such as APC benefit directly. In the case of Anadarko, the recent advance in its share price is due in large part to both its strong production growth trends as well as the company’s continued progress in executing on its ongoing asset monetization program. We expect solid fourth quarter and full-year 2016 operating results. Additionally, we envision incremental room for multiple expansion given the company’s continued success in selling non-core assets at attractive valuations. We believe APC is poised to re-rate higher given both its successful portfolio management as well as the company’s improved growth outlook and strength in its core asset base. Further, we envision several future catalysts, including incremental asset sales that could support further de-leveraging as well as its keen focus on its U.S. asset base dubbed the three “D’s”-Denver-Julesburg Basin, Delaware Basin, and Deepwater.

Western Gas Partners (WES): WES is a growth-oriented Delaware master limited partnership formed by Anadarko Petroleum Corporation to own, operate, acquire and develop midstream energy assets. With midstream assets in East, West and South Texas, the Rocky Mountains, the Mid-Continent and Marcellus, the partnership is engaged in the business of gathering, processing, compressing, treating and transporting natural gas, condensate, natural gas liquids and crude oil for Anadarko and other producers and customers. WES continues to generate solid operating metrics and the most recent third quarter was no exception. WES’ distributable cash flow (DCF) of $237 million was also significantly ahead of expectations, as was its coverage ratio of 1.4x. WES reiterated full-year 2016 guidance as well as the company’s longer-term distribution growth target of up 10%, both of which we find to be sufficiently conservative.

Bank of America (BAC): U.S. financials shares significantly outperformed major market indices following Donald Trump’s victory in the U.S. presidential election, as there has been a widespread perception that Trump will be able to appoint regulators who are more industry friendly than regulators appointed by President Obama. The regulatory implications are more important than what might come out of Congress, but are broadly positive for financials, in our view. Certainly, BAC shares were no exception, having performed extremely well during the fourth quarter of 2016. BAC has emerged from a long history of distractingly noisy results, and what we see now is a bank with improving business trends translating into a growing bottom line, as well as net interest margin and increasing return on equity (ROE) over time. Further, while we believe there is more to curtail operating expenses and augment capital returns, clearly our optimism that these things would continue to improve over time was warranted. BAC reported better than expected earnings in the fourth quarter of 2016, while maintaining solid capital rations and boosting its share repurchase authorization. We continue to envision longer-term value in owning BAC shares due to the benefit from expense savings, potential for increased capital return, and higher interest rate sensitivity. BAC’s normalized earnings should benefit from cost cuts, and interest rate hikes, plus any loosening of regulations.

Top 3 Stocks that detracted from Absolute Performance:

Novo Nordisk (NVO): NVO is a Danish multinational pharmaceutical company headquartered in Bagsvaerd, Denmark, with production facilities in eight countries, and affiliates or offices in 75 countries. Novo Nordisk, which is the world’s leading manufacturer of insulin, is controlled by majority shareholder, Novo A/S, which holds approximately 25% of its shares and a majority 75% voting shares Novo Nordisk manufactures and markets pharmaceutical products and services. Key products include diabetes care medications and devices. Novo Nordisk is also involved with hemostasis management, growth hormone therapy and hormone replacement therapy. The company makes several drugs under various brand names, including Levemir, Novolog, Novolin R, NovoSeven, NovoEight and Victoza. Recent operating results have been pressured after the company trimmed its sales and profit forecasts for the year, which was due primarily to intensifying pricing pressure and escalating competition from biosimilars (cheaper copies of complex biologic drugs). In our view, however, the company’s future outlook will be substantially more positive, as reflected by recent evidence of market share gains in NVO’s core diabetes franchise, high quality earnings growth, and free cash flow generation. Lastly, we continue to believe that NVO benefits from a strong and diverse pipeline of early, mid, and later stage molecules treating numerous disorders, such as Type 1& 2 diabetes, obesity, hepatitis, and chronic inflammatory disorders.

Roche Holdings (RHHBY): Roche is the world’s largest biotechnology company, operating in the pharmaceuticals and diagnostics businesses in Europe, North America, and Asia. The company’s pharmaceutical products treat the following conditions: anemia, anticoagulation therapy, bone cancer, cardiovascular, central nervous system, chlamydia, dermatology, diabetes, hepatitis B/C, human papillomavirus, infectious diseases, inflammatory and autoimmune disorders, intensive care medicine, leukemia, metabolic disorders, obesity, ophthalmology, respiratory disorders, rheumatoid arthritis, skin cancer, tuberculosis, etc. The company also provides diagnostic solutions for blood gas analysis, blood screening, cardiac markers, cardiovascular testing, cholesterol monitoring, diabetes monitoring and therapy, emergency medicine, and immunology. Additionally, Roche offers products for researchers, such as amplification, cell analysis, gene expression, genome sequencing, microarrays, protein analysis, and PCR systems. Lastly, Roche pays a 3.5% current dividend and trades at an attractive valuation.

Paddy Power Betfair PLC (PPB): PPB is headquartered in Dublin, Ireland, formerly Paddy Power PLC, is a public online betting and gaming company. The Company operates through Online (ex Australia), Online Australia, UK Retail, Irish Retail, and Telephone segments. The Company offers sports betting and gaming, which include gaming machines, games, casino, bingo and poker, and business-to-business (B2B) services. Paddy Power Betfair recently reported first-quarter results that missed revenue forecasts due to adverse sports results that included weaker margins and the shares came under increased pressure during the second quarter with the UK surprisingly passing a referendum to leave the EU in what has been referred to as “Brexit.” The position was sold during the 4th quarter of 2016, and is no longer held by the Fund.

What a difference a year can make. At the very beginning of 2016, global equity markets were reeling from the impact of the Chinese stock market, which came under significant pressure due to multiple deteriorating economic and financial conditions in China. During the initial six weeks of 2016, the S&P 500 Index, which was heavily influenced by China, declined by slightly over 10%, only to later reverse course and close the first quarter of 2016 nearly unchanged. By contrast, the U.S. equity market performance in late 2016 and year-to-date has indeed been a “horse of a different color.” Today, media headlines are markedly more positive in tone, such as the following: “Dow 20,000,” “Dow’s Best Week in Five Years.” The recently registered record highs in all major U.S. equity market indices has been an ebullient initial response to the election of Donald Trump as the nation’s forty-fifth President. Although he did not garner the majority of the popular vote, Trump comfortably won the Electoral College map, receiving 306 votes, well in excess of the required 270 votes. The stock market reaction to the election result has been swift and dramatic. Why so? It is our view that we are witnessing a possible important paradigm shift in investment and economic perceptions. To wit, we may soon be transitioning from a period of prolonged U.S. Central Bank induced monetary policy (i.e. low interest rates, Quantitative Easing, etc.) to fiscal policy initiatives including tax, trade, and regulatory reform. This would be a major sea change from the last eight years.

The European economy has continued to demonstrate steady improvement. Europe’s industrial activity has recovered since the near financial meltdown of late 2007 to early 2009, and economic expectations have risen across several large developed economies. That being said, however, the political environment poses risks going forward with the continued strength of populist candidates and French, Dutch and German elections on the calendar. In our view, the economic outlook in Europe for 2017 is for modest economic improvement and at the present time a low probability of recession.

While stock valuations appear to be somewhat extended given the present economic backdrop and corporate earnings, they may become more reasonable if earnings growth were to demonstrate significant incremental improvement. Considering all of the present puts and takes, our strategy will continue to be “steady as she goes,” while being keenly cognizant that an “amber light” could flash on at any given time in the future. Corrections will periodically take place, and at times they may appear to be unnerving. We are also mindful of a myriad of other risk factors that may arise, especially with European elections and a new presidential administration in the US, including the following: trade tariffs, disputes with China and Mexico, larger than anticipated budget deficits, ballooning debt, conflicting views on U.S. Federal Reserve policy and Cold War escalation with Russia. Geopolitical risk and terrorism unfortunately have become the norm rather than exception. Be assured that we will continue to closely monitor all of these and more as we manage the Fund.

Thank you for your confidence, it is greatly appreciated.

Shikiar Asset Management, Inc.
1185 Avenue of the Americas, 18TH Floor New York, NY 10036
212 888 6565 tel
212 888 6596 fax

Important Disclosure Statements

The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund’s prospectus by calling 1-800-673-0550. Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-673-0550. Information provided with respect to the Fund’s Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of December 31, 2016 and are subject to change at any time.

The opinions presented in this document are those of the portfolio manager as of the date of this report and may change at any time. Information contained in this document was obtained from sources deemed to be reliable, but no guarantee is made as to the accuracy of such information. Nothing presented in this document may be construed as an offer to purchase or sell any security.

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

	Class A Shares

	Total Return	Average Annual Return*

	One Year	Five Years	Ten Years
	Ended	Ended	Ended
	12/31/2016*	12/31/2016*	12/31/2016*

Global Strategic Income Fund:
without load	(3.88%)	3.79%	0.70%
with load	(17.10%)	0.77%	(0.78%)
MSCI - Europe Index	(0.40%)	6.25%	0.36%

* Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.

The MSCI Europe Index is a free-float weighted equity index designed to measure the equity market performance of the developed markets in Europe.

Returns do not include dividends and distributions and are expressed in US$.

	Class C Shares

	Total Return	Average Annual Return*

	One Year	Five Years	Ten Years
	Ended	Ended	Ended
	12/31/2016*	12/31/2016*	12/31/2016*

Global Strategic Income Fund	(4.57%)	3.01%	(0.14%)
MSCI - Europe Index	(0.40%)	6.25%	0.36%

* Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.

The MSCI Europe Index is a free-float weighted equity index designed to measure the equity market performance of the developed markets in Europe.

Returns do not include dividends and distributions and are expressed in US$.

GLOBAL STRATEGIC INCOME FUND
PORTFOLIO HOLDINGS, BY SECTOR, AS PERCENTAGE OF NET ASSETS
AS OF DECEMBER 31, 2016 (unaudited)
15%
10%
5%
0%
Percentage of Net Assets
Airlines
Beverages
Brewery
Cellular Telecom
Commercial Services
Computers
Cosmetics and Toiletries
Dialysis Centers
Diversified Banking
E-Commerce Products
E-Marketing/Information
Finance - Other Services
Food - Confectionery
Food - Miscellaneous
Industrial Gases
Investment Companies
Medical - Drugs
Medical - HMO
Metal - Copper
Networking Produces
Oil Companies - Exploration & Production
Optical Supplies
Other
Pipelines
REITS - Diversified
REITS - Healthcare
REITS - Mortgage
Soap & Cleaning
Television
Tobacco
Web Portals/ISP
Industry Sector

GLOBAL STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS
December 31, 2016

	Shares	Fair Value

COMMON STOCKS – 93.78%

BELGIUM – 1.63%
Anheuser-Busch Inbev ADR	2,000	$210,880

DENMARK – 3.33%
Novo Nordisk	12,000	430,320

FRANCE – 10.24%
Air Liquide Ord	3,000	334,414
Danone-Spons ADR	20,000	251,600
Essilor International	3,000	339,795
L’Oreal Ord	5,000	182,050
Pernod Ricard Ord	10,000	215,750

		1,323,609

GERMANY – 1.96%
Fresenius Medical Care AG & co.	6,000	253,260

GREAT BRITAIN – 10.76%
British American Tobacco	3,500	394,345
Diageo PLC	4,000	415,760
Reckitt Benckiser Group	20,000	336,000
Vodafone Group PLC-SP ADR	10,000	244,300

		1,390,405

IRELAND – 1.77%
Allergan PLC PFD, Series A, 5.500%	300	228,738

NETHERLANDS – 2.38%
Unilever NV Certificates	7,500	307,950

SPAIN – 2.36%
Grifols SA	15,346	305,697

SWITZERLAND – 10.52%
Chocoladefabriken Lindt & Sprungli AG	45	233,476
Nestle SA Cham ET Vevey	5,500	394,570

GLOBAL STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS – continued
December 31, 2016

	Shares	Fair Value

Roche Holding AG-GENUSSC	15,000	$427,950
SGS SA Reg D	15,000	303,750

		1,359,746

UNITED STATES – 48.83%
Aetna Inc.	1,750	217,018
Alphabet Inc – Class C * **	300	231,546
Amazon.Com Inc. * **	300	224,961
Anadarko Petroleum Corp. **	6,000	418,380
Apple Inc.	3,000	347,460
Aramark	7,500	267,900
Bank of America Corp.	12,500	276,250
BGC Partners, Inc. PFD, 8.125%	3,400	87,380
BGC Partners Inc – Class A	35,000	358,050
CBS Corp. **	5,000	318,100
Cisco Systems Inc.	7,500	226,650
Citigroup Inc. **	1,000	59,430
Colony Capital Inc – Class A	15,000	303,750
Delta Air Lines, Inc. **	6,500	319,735
Freeport-McMoRan Inc. **	10,000	131,900
GMAC Capital Trust Inc. PFD, Series 2, 8.125%	5,000	127,000
Goldman Sachs Group Inc.	3,000	78,240
KKR Financial Holdings PFD, Series A, 7.375%	2,000	51,920
Kinder Morgan, Inc.	7,500	155,325
Lexington Realty Trust REIT	20,000	216,000
Molson Coors Brewing Co.- B	1,500	145,965
Morgan Stanley PFD, Series G, 6.625%	3,000	76,620
New Media Investment Group	18,000	287,820
New Senior Investment Group	20,000	195,800
Pebblebrook Hotel Trust PFD, Series C, 6.500%	3,500	85,085
Philip Morris International	3,500	320,215
Starwood Property Trust Inc.	11,500	252,425
Teva Pharmaceutical Industries Ltd.	150	96,750
THL Credit Inc.	20,000	200,200
Western Gas Partners LP	4,000	235,040

		6,312,915

TOTAL COMMON STOCKS
(Cost: $11,984,826)		12,123,520

GLOBAL STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS – continued
December 31, 2016

	Contracts	Fair Value

TOTAL INVESTMENTS – 93.78%
(Cost: $11,984,826)		$12,123,520
Other assets, net of liabilities – 6.22%		804,705

NET ASSETS – 100.00%		$12,928,225

OPTIONS WRITTEN – (0.68)%

CALL OPTIONS – (0.68)%
Alphabet Inc.
Expiration: January 2017, Exercise Price $820.00	2	$(190)
Amazon.com Inc.
Expiration: January 2017, Exercise Price $730.00	2	(5,760)
Anadarko Petroleum Corp.
Expiration: January 2017, Exercise Price $60.00	50	(52,000)
Citigroup Inc.
Expiration: January 2017, Exercise Price $47.00	10	(12,510)
Delta Air Line
Expiration: January 2017, Exercise Price $52.50	25	(975)
Freeport MCM C
Expiration: January 2017, Exercise Price $10.00	50	(16,000)

		(87,435)

TOTAL OPTIONS WRITTEN – (0.68)%
(Premiums received: $63,089)		$(87,435)

*	Non-income producing
**	All or a portion of position is segregated as collateral for call options. The segregated market value of collateral is $1,028,583.
ADR- Security represented is held by the custodian bank in the form of American Depository Receipts.

See Notes to Financial Statements

GLOBAL STRATEGIC INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

ASSETS
Investments at fair value (identified cost of $11,984,826) (Note 1)	$12,123,520
Cash	807,414
Foreign currency at fair value (cost of $8,303)	7,961
Dividends receivable	25,676
Tax reclaim receivable at fair value (cost of $60,972)	53,965
Due from advisor	7,599
Prepaid expenses	23,188

TOTAL ASSETS	13,049,323

LIABILITIES
Call options written at fair value (premiums received $63,089)	87,435
Due to broker	5,791
Accrued 12b-1 fees	7,095
Accrued administration and transfer agent fees	3,218
Accrued custodian and accounting fees	17,559

TOTAL LIABILITIES	121,098

NET ASSETS	$12,928,225

Net Assets Consist of :
Paid-in-capital applicable to 549,976 no par value shares of beneficial interest outstanding; unlimited shares authorized	$13,743,601
Accumulated net investment income (loss)	55,411
Accumulated net realized gain (loss) on investments and foreign currency transactions	(977,785)
Net unrealized appreciation (depreciation) of investments and foreign currency	106,998

Net Assets	$12,928,225

NET ASSET VALUE PER SHARE
Class A Shares:
Net Assets	$12,731,964
Shares Outstanding (Unlimited number of shares authorized without par value)	540,765
Net Asset Value, Offering and Redemption Price Per Share	$23.54

Maximum Offering Price Per Share*	$24.98

Class C Shares:
Net Assets	$196,261
Shares Outstanding (Unlimited number of shares authorized without par value)	9,211
Net Asset Value, Offering and Redemption Price Per Share	$21.31

*	Class A Shares will impose a maximum offering price of NAV*100/94.25

See Notes to Financial Statements

GLOBAL STRATEGIC INCOME FUND
STATEMENT OF OPERATIONS
December 31, 2016

INVESTMENT INCOME
Dividend (net of foreign tax withheld of $29,707 and ADR fees of $5,459)	$447,921
Interest	640

Total investment income	448,561

EXPENSES
Investment management fees (Note 2)	178,199
Rule 12b-1 and servicing fees (Note 2)
Class A	34,964
Class C	2,702
Recordkeeping and administrative services (Note 2)	30,000
Accounting fees	33,011
Custody fees	21,624
Transfer agent fees (Note 2)	50,091
Professional fees	60,249
Filing and registration fees	12,865
Trustees fees	3,871
Compliance fees	7,000
Shareholder services and reports	50,106
Other	16,506

Total expenses	501,188
Management fee waivers (Note 2)	(107,124)

Net expenses	394,064

Net investment income (loss)	54,497

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES AND RELATED TRANSACTIONS
Net realized gain (loss) on investments	85,117
Net realized gain (loss) on call options written	48
Net realized gain (loss) on foreign currency transactions	968
Net increase (decrease) in unrealized appreciation (depreciation) of investments	(694,561)
Net increase (decrease) in unrealized appreciation (depreciation) of call options written	(24,346)
Net increase (decrease) in unrealized appreciation (depreciation) of foreign currencies	(200)

Net realized gain (loss) on investments and foreign currencies and related transactions	(632,974)

$(578,477)

See Notes to Financial Statements

GLOBAL STRATEGIC INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	December 31, 2016	December 31, 2015

Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$54,497	$(27,564)
Net realized gain (loss) on investments, call options written and foreign currency transactions	86,133	577,133
Net increase (decrease) in unrealized appreciation (depreciation) of investments, call options written and foreign currencies	(719,107)	343,903

Increase (decrease) in net assets from operations	(578,477)	893,472

CAPITAL STOCK TRANSACTIONS (See Note 5)
Shares sold
Class A	42,919	213,403
Class C	–	–
Shares redeemed
Class A	(1,930,781)	(3,476,077)
Class C	(128,222)	(130,701)

Increase (decrease) in net assets from capital stock transactions	(2,016,084)	(3,393,375)

NET ASSETS
Increase (decrease) during year	(2,594,561)	(2,499,903)
Beginning of year	15,522,786	18,022,689

End of year*	$12,928,225	$15,522,786

*Includes undistributed net investment income (loss) of:	$55,411	$(54)

See Notes to Financial Statements

GLOBAL STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

	Class A Shares(1)

	Years ended December 31,

	2016	2015		2014	2013		2012

Net asset value, beginning of year	$24.49	$23.30		$24.66	$22.07		$19.54

Investment activities
Net investment income (loss)	0.10	(0.03)		(0.15)	(0.11)		(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.05)	1.22		(1.21)	2.70		2.59

Total from investment activities	(0.95)	1.19		(1.36)	2.59		2.53

Net asset value, end of year	$23.54	$24.49		$23.30	$24.66		$22.07

Total Return(2)	(3.88% )	5.11%		(5.52% )	11.74%		12.95%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	3.50%	3.88%		3.48%	2.96%		2.91%
Expenses, net of waiver	2.75%	2.75%		2.75%	2.75%		2.75%
Net investment income (loss)	0.40%	(0.14%	)	(0.61% )	(0.45%	)	(0.28%	)
Portfolio turnover rate	35.44%	72.64%		40.57%	61.21%		141.77%
Net assets, end of year (000’s)	$12,732	$15,187		$17,572	$23,076		$25,509

(1)	Per share amounts calculated using the average shares outstanding throughout the year.
(2)	Total return does not reflect applicable sales charges.

See Notes to Financial Statements

GLOBAL STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

	Class C Shares(1)

	Years ended December 31,

	2016	2015		2014	2013		2012

Net asset value, beginning of year	$22.33	$21.40		$22.83	$20.59		$18.37

Investment activities
Net investment income (loss)	(0.08)	(0.20)		(0.29)	(0.26)		(0.20)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.94)	1.13		(1.14)	2.50		2.42

Total from investment activities	(1.02)	0.93		(1.43)	2.24		2.22

Net asset value, end of year	$21.31	$22.33		$21.40	$22.83		$20.59

Total Return	(4.57% )	4.35%		(6.26% )	10.88%		12.09%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	4.25%	4.63%		4.34%	3.71%		3.66%
Expenses, net of waiver	3.50%	3.50%		3.50%	3.50%		3.50%
Net investment income (loss)	(0.35% )	(0.89%	)	(1.29% )	(1.20%	)	(1.03%	)
Portfolio turnover rate	35.44%	72.64%		40.57%	61.21%		141.77%
Net assets, end of year (000’s)	$196	$336		$450	$922		$865

(1)	Per share amounts calculated using the average shares outstanding throughout the year.

See Notes to Financial Statements

GLOBAL STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2016

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Global Strategic Income Fund (the “Fund”), previously the European Equity Fund, is a series of the World Funds Trust (the “Trust”) which was organized as a Delaware statutory trust and is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was established in February, 1996, originally as a series of Vontobel Funds, Inc. Effective November 8, 2004, the Fund was reorganized as a series of The World Funds, Inc. (“TWF”). On August 15, 2014, the Fund was reorganized from TWF into the Trust. The Fund maintains its financial statements, information and performance history. As of December 31, 2016, the Fund offered Class A and Class C shares.

The objective of the Fund is to provide a competitive level of total return consisting of income and growth.

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

The Fund’s securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) or included in the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund’s Board of Trustees (“Board”). Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund’s officers in a manner specifically authorized by the Board of Trustees of the Fund. Depositary Receipts (“ADR” and “GDR”) will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. ADRs and GDRs for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Portfolio securities which are primarily traded on foreign exchanges are translated into

GLOBAL STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS – continued
December 31, 2016

U.S. dollars at the current exchange rate. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Trustees believes reflects fair value.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. The Fund may use fair value pricing more often due to the Fund’s global focus.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not be the values that the Fund ultimately realizes from the disposal of such securities and may vary significantly from the fair values presented.

Various inputs are used in determining the value of a Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

GLOBAL STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS – continued
December 31, 2016

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2016:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Belgium	$210,880	$–	$–	$210,880
Denmark	430,320	–	–	430,320
France	1,323,609	–	–	1,323,609
Germany	253,260	–	–	253,260
Great Britain	1,390,405	–	–	1,390,405
Ireland	228,738	–	–	228,738
Netherlands	307,950	–	–	307,950
Spain	305,697	–	–	305,697
Switzerland	1,359,746	–	–	1,359,746
United States	6,312,915	–	–	6,312,915

Common Stocks	$12,123,520	$–	$–	$12,123,520

Call Options
Written	$(87,435)	$–	$–	$(87,435)

Refer to the Fund’s Schedule of Investments for a listing of the securities by type and country.

During the year ended December 31, 2016, $233,476 was transferred from Level 2 to Level 1. Securities held at December 31, 2015 were valued at the December 30, 2015 price and considered Level 2 securities. At December 31, 2016, these securities were valued at the December 31, 2016 price and considered Level 1 securities. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period. The Fund held no Level 3 securities at any time during the year ended December 31, 2016.

Security Transactions and Dividends

Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

GLOBAL STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS – continued
December 31, 2016

Cash and Cash Equivalents

Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

The Fund recognizes tax benefits on certain tax positions only where the position is “more likely than not” to be sustained assuming investigation from tax authorities. Management has reviewed the Fund’s tax positions for each of the open tax years (2013–2015) or expected to be taken in the Fund’s 2016 tax returns. The Fund has identified its major tax jurisdiction to be U.S. tax authorities. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. For the year ended December 31, 2016, such reclassifications increased accumulated net investment income by $968, decreased accumulated net realized loss by $4,799,680 and decreased paid-in capital by $4,800,648.

Class Net Asset Values and Expenses

All income, expenses not attributable to a particular class, and realized and unrealized gains or losses, are allocated to each class based upon its relative net assets on a daily basis for purposes of determining the net asset value of each class. Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable.

GLOBAL STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS – continued
December 31, 2016

The Fund currently offers Class A shares which include a maximum front-end sales charge of 5.75%. Class A shares may be purchased without a front-end sales charge through certain third-party fund “supermarkets”. The Fund also offers Class C shares which include a maximum contingent deferred sales charge of 1.00% on the proceeds of Class C shares redeemed within 1 year of purchase.

Currency Translation

The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Options

The Fund may write or purchase options contracts primarily to enhance the Fund’s returns and reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has a realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.  At December 31, 2016, the value of options written amounted to $87,435 against which collateral of $1,028,583, comprised of securities was held. The collateral includes certain long-term investments held long as shown in the Schedule of Investments.

GLOBAL STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS – continued
December 31, 2016

The activity in options written during the year ended December 31, 2016 is as follows:

Call Options	Contracts	Premiums Received

Options outstanding, beginning of year	–	$–
Options written	159	68,928
Options closed	(20)	(5,839)

Options outstanding, end of year	139	$63,089

Derivatives

The Fund has adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose: a) how and why an entity uses derivative instruments; and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

The Fund may use derivatives to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the Fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk and index risk.

The fair value of derivative instruments and whose primary underlying risk exposure is equity price risk at December 31, 2016 is as follows:

Derivatives not Designated as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Liability Derivatives

Equity Contracts	Call Options Written at fair value	$(87,435)

GLOBAL STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS – continued
December 31, 2016

The effect of derivative instruments on the Statement of Operations and whose underlying risk exposure is equity price risk for the year ended December 31, 2016 is as follows:

Derivatives not Designated as Hedging Instruments	Statement of Operations Location	Realized Gain (Loss) on Derivatives Recognized in Income*	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income**

Equity Contracts	Net realized gain (loss) on call options written	$48	$ –

	Net increase (decrease) in unrealized appreciation (depreciation) of call options written	$ –	$(24,346)

*	Statement of Operations location: Net realized gain (loss) on call options written.
**	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) of call options written.

NOTE 2 – INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Commonwealth Capital Management, LLC (“CCM”) provides investment advisory services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million. CCM has entered into a Sub-Advisory Agreement with Shikiar Asset Management, Inc. (“SAM”). CCM analyzes economic and market trends, periodically assesses the Fund’s investment policies and recommends changes regarding the policies to the Board where appropriate. CCM evaluates the performance of SAM in light of selected benchmarks and the needs of the Fund, recommends changes to the Board where appropriate, and reports to the Board on the foregoing. Pursuant to the Sub-Advisory Agreement, SAM is responsible for the day-to-day decision making with respect to the Fund’s investment program. SAM, with CCM’s oversight, manages the investment and reinvestment of the assets of the Fund, continuously reviews, supervises and administers the investment program of the Fund, determines in its discretion the securities to be purchased or sold, and provides the Fund and its agents with records relating to its activities. For its services, CCM pays SAM at the annualized rate of 0.55% for net assets in the Fund of up to $50 million and 0.50% on net assets greater than $50 million. SAM’s fee for sub-advisory services is paid by CCM and not by the Fund.

GLOBAL STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS – continued
December 31, 2016

CCM received, waived and reimbursed expenses for the year ended December 31, 2016 as follows:

Management Fee Earned	Management Fee Waived	Expenses Reimbursed

$178,199	$107,124	$–

The Advisor has contractually agreed to waive or limit its fees and to assume other operating expenses until April 30, 2018 so that the ratio of total annual operating expenses for the Fund is limited to 2.50% of the Fund’s annual average net assets. The foregoing limitation excludes interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or reimbursed by the Advisor to the Fund during the previous three (3) years less any reimbursements previously paid. Each waiver or reimbursement of an expense the by the Advisor is subject to repayment by the Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement is recouped. This expense limitation agreement may be terminated by the Advisor or the Board of Trustees of the Trust at any time after April 30, 2018. The total amount of recoverable reimbursements as of December 31, 2016 was $457,543 and expires as follows:

Recoverable Reimbursements and Expiration Date

2017	2018	2019
$157,563	$192,856	$107,124

The Fund has adopted a Distribution Plan (the “Class A Plan”) for Class A Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.25% of average daily net assets attributable to its Class A shares in consideration for distribution services and the assumption of related expenses, including the payment of commissions and transaction fees, in conjunction with the offering and sale of Class A shares.

The Fund has adopted a Distribution Plan (the “Class C Plan”) for Class C Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 1.00% of average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees and 0.25% represents shareholder servicing fees.

GLOBAL STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS – continued
December 31, 2016

For the year ended December 31, 2016, the following fees under the Plans were incurred:

Class	Type of Plan	Fees Incurred

Class A	12b-1	$34,964
Class C	12b-1	$2,702

The Fund has adopted a shareholder service plan. Under a shareholder services plan, the Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, such as: 1) receiving and processing shareholder orders; 2) performing the accounting for the shareholder’s account; 3) maintaining retirement plan accounts; 4) answering questions and handling correspondence for individual accounts; 5) acting as the sole shareholder of record for individual shareholders; 6) issuing shareholder reports and transaction confirmations; 7) executing daily investment “sweep” functions; and 8) furnishing investment advisory services. For the year ended December 31, 2016, shareholder service fees of $8,280 were incurred.

First Dominion Capital Corp. (“FDCC”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s shares. In addition to underwriting fees and commissions received relating to the distribution of the Fund’s shares, FDCC receives a maximum deferred sales charge (“DSC”) of 1.00% for certain Fund share redemptions occurring within one year of purchase. Shares redeemed subject to a DSC will receive a lower redemption value per share. For the year ended December 31, 2016, FDCC received $12 in underwriting fees from the sale of Class A shares, $24 in DSC fees from the redemptions of Class A shares, and $15,000 in fees related to distribution services.

Commonwealth Fund Services, Inc. (“CFS”), acts as the Fund’s administrator, transfer and dividend disbursing agent. As administrator, CFS provides shareholder, recordkeeping, administrative and blue-sky filing services. For the year ended December 31, 2016, the following fees were earned:

Administration	Transfer Agent

$30,000	$50,091

Certain officers of the Trust are also officers and/or directors of FDCC and CFS. Additionally, John H. Lively of the Law Offices of John H. Lively and Associates, Inc., a member of the The 1940 Act Law GroupTM, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the owner of the Law Offices of John H. Lively and Associates, Inc. Mr. Lively receives no special compensation from the Trust or the Fund for serving as an officer of the Trust.

GLOBAL STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS – continued
December 31, 2016

NOTE 3 – INVESTMENTS

Purchases and sales of securities other than short-term notes for the year ended December 31, 2016, were as follows:

Purchases	Sales

$4,871,527	$7,446,873

The above amounts do not include the following:

Premiums from Options Written	Written Options Bought Back

$68,928	$5,791

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. No distributions were paid during the year ended December 31, 2016 or the year ended December 31, 2015.

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Accumulated net investment income (loss)	$55,411
Other accumulated losses	(977,785)
Net unrealized appreciation (depreciation) of investments, options written, and foreign currency	106,998

$(815,376)

Under the Regulated Investment Company Modernization Act of 2010 (“2010 Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/ or long-term losses. Under the laws in effect prior to the 2010 Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the 2010 Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As of December 31, 2016, the Fund has a capital loss carryforward of $881,483 available to offset future capital gains, if any. To the extent that this carryforward is used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders. $18,792 may be carried forward indefinitely and retains the character of short-term capital gain. The remaining

GLOBAL STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS – continued
December 31, 2016

$862,691 will expire on December 31, 2017. At December 31, 2016, capital loss carryforwards of $4,800,648 expired.

As of December 31, 2016, cost for federal income tax purpose and net unrealized appreciation (depreciation) consists of:

	Gross Unrealized	Gross Unrealized	Total Net Unrealized Appreciation
Cost	Appreciation	Depreciation	(Depreciation)

$11,984,826	$934,163	$(795,469)	$138,694

For tax purposes the Fund had a current year post October capital loss of $96,302. This loss will be recognized for tax purposes on the first business day of the Fund’s next fiscal year, January 1, 2017.

NOTE 5 – CAPITAL STOCK TRANSACTIONS

Capital stock transactions for each class of shares were:

	Year ended December 31, 2016

	Class A Shares	Class C Shares

Shares sold	1,794	–
Shares reinvested	–	–
Shares redeemed	(81,132)	(5,843)

Net increase (decrease)	(79,338)	(5,843)

	Year ended December 31, 2015

	Class A Shares	Class C Shares

Shares sold	8,813	–
Shares reinvested	–	–
Shares redeemed	(143,052)	(5,983)

Net increase (decrease)	(134,239)	(5,983)

NOTE 6 – SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the balance sheet through the date on which these financial statements were issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the World Funds Trust
and the Shareholders of Global Strategic Income Fund
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of the Global Strategic Income Fund (the “Fund”), a series of the World Funds Trust, including the schedule of investments as of December 31, 2016, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Global Strategic Income Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 1, 2017

SUPPLEMENTAL INFORMATION WORLD FUNDS TRUST (The “Trust”) (unaudited)

Information pertaining to the trustees and officers of the Trust is set forth below. The names, addresses and birth years of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The trustees who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment advisor and the principal underwriter, and officers of the Trust, are noted with an asterisk (*). The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, (800) 673-0550.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years.

NON-INTERESTED TRUSTEES
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
David J. Urban 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Birth Year: 1955	Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since July 2013; Virginia Commonwealth University, Professor of Marketing from 1989 to 2013.	49	None
Mary Lou H. Ivey 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Birth Year: 1958	Trustee	Indefinite, Since June 2010	Accountant, Harris, Hardy & Johnstone, P.C., accounting firm, since 2008.	49	None

SUPPLEMENTAL INFORMATION – continued WORLD FUNDS TRUST (The “Trust”) (unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Theo H. Pitt, Jr. 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Birth Year: 1936	Trustee	Indefinite; Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 to present.	49	Independent Trustee of Gardner Lewis Investment Trust for the one series of that trust; Leeward Investment Trust for the one series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; and Starboard Investment Trust for the 17 series of that trust; (all registered investment companies).

SUPPLEMENTAL INFORMATION – continued WORLD FUNDS TRUST (The “Trust”) (unaudited)

OFFICERS WHO ARE NOT TRUSTEES
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John Pasco III 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Birth Year: 1945	President and Principal Executive Officer	Indefinite, Since June 2010	President, Treasurer and Director of Commonwealth Fund Services, Inc., the Trust’s Administrator, Transfer Agent, Disbursing Agent, and Accounting Services Agent since 1993; and President and Director of First Dominion Capital Corp., the Trust’s underwriter. Mr. Pasco is a certified public accountant.	N/A	N/A
Karen M. Shupe 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Birth Year: 1964	Treasurer and Principal Financial Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003–present.	N/A	N/A

SUPPLEMENTAL INFORMATION – continued WORLD FUNDS TRUST (The “Trust”) (unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
David Bogaert 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Birth Year: 1963	Vice President	Indefinite, Since November 2013	Managing Director of Business Development, Commonwealth Fund Services, Inc., October 2013 – present; Senior Vice President of Business Development and other positions for Huntington Asset Services, Inc. from 1986 to 2013.	N/A	N/A
Ann T. MacDonald 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Birth Year: 1954	Assistant Treasurer	Indefinite, Since November 2015	Director, Fund Administration and Fund Accounting, Commonwealth Fund Services, Inc., 2003 – present.	N/A	N/A
John H. Lively 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Birth Year: 1969	Secretary	Indefinite, Since November 2013	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present.	N/A	N/A

SUPPLEMENTAL INFORMATION – continued WORLD FUNDS TRUST (The “Trust”) (unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Holly B. Giangiulio 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Birth Year: 1962	Assistant Secretary	Indefinite, Since May 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015–present, Corporate Accounting and HR Manager from 2010 to 2015.	N/A	N/A
Julian G. Winters 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Birth Year: 1968	Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	N/A	N/A

GLOBAL STRATEGIC INCOME FUND
SUPPLEMENTAL INFORMATION (unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

GLOBAL STRATEGIC INCOME FUND
FUND EXPENSES (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments Class A shares or deferred sales charges or redemption fees on certain redemptions made within 1 year of purchase of Class C shares and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period July 1, 2016 and held for the six months ended December 31, 2016.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

GLOBAL STRATEGIC INCOME FUND – continued
FUND EXPENSES (unaudited)

	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Annualized Expense Ratio	Expenses Paid During Period Ended* (12/31/16)
Class A Actual	$1,000	$960.03	2.75%	$13.55
Class A Hypothetical**	$1,000	$1,011.25	2.75%	$13.90
Class C Actual	$1,000	$956.46	3.50%	$17.21
Class C Hypothetical**	$1,000	$1,007.50	3.50%	$17.66

*    Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 366 days in the current year.

** 5% return before expenses

Investment Adviser:
Commonwealth Capital Management, LLC
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Investment Sub-Adviser:
Shikiar Asset Management, Inc.
1185 Avenue of the Americas, 18th Floor
New York, New York 10036

Distributor:
First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Independent Registered Public Accounting Firm:
Tait, Weller and Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Transfer Agent and Fund Administration:
Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

Legal Counsel:
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

More Information:
For 24 hours, 7 days a week price information, and for information on any series of World Funds Trust, investment plans, and other shareholder services, call Commonwealth Fund Services, Inc. toll-free at (800) 673-0550.

ITEM 2.	CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) At this time, the registrant believes that the collective experience provided by the members of the audit committeetogether offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $18,250 for 2016 and $17,750 for 2015.

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2015.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,000 for 2016 and $3,000 for 2015.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2016 and $0 for 2015.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the registrant. The Audit Committee also pre-approves any non-audit services provided by the registrant’s principal accountant to the Global Strategic Income Fund.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	NA

(c)	0%

(d)	NA

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2016 and $0 for 2015.

(h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant’s investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule filed under Item 1 of the Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-ENDMANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by this report by or on behalf of the registrant.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   World Funds Trust

By (Signature and Title)*:	/s/ John Pasco, III

John Pasco, III
Chief Executive Officer
(principal executive officer)

Date: March 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ John Pasco, III

John Pasco, III
Chief Executive Officer
(principal executive officer)

Date: March 10, 2017

By (Signature and Title)*:	/s/ Karen Shupe

Karen Shupe
Chief Financial Officer
(principal financial officer)

Date: March 10, 2017

* Print the name and title of each signing officer under his or her signature.